Exhibit 10.4

SECOND AMENDMENT TO

FIRST AMENDED AND RESTATED

DIGITAL REALTY TRUST, INC., DIGITAL SERVICES, INC. AND

DIGITAL REALTY TRUST, L.P. 2004 INCENTIVE AWARD PLAN

THIS SECOND AMENDMENT TO THE FIRST AMENDED AND RESTATED DIGITAL REALTY TRUST, INC., DIGITAL SERVICES, INC. AND DIGITAL REALTY TRUST, L.P. 2004 INCENTIVE AWARD PLAN, made as of April 28, 2009 (this “Second Amendment”), is made and adopted by Digital Realty Trust, Inc., a Maryland corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

WHEREAS, the Company maintains the First Amended and Restated Digital Realty Trust, Inc., Digital Services, Inc. and Digital Realty Trust, L.P. 2004 Incentive Award Plan, as amended by the First Amendment thereto (the “Plan”);

WHEREAS, pursuant to Section 14.1 of the Plan, the Plan may be amended from time to time by the Company’s Board of Directors (the “Board”); and

WHEREAS, the Company desires to amend the Plan as set forth herein.

NOW, THEREFORE, BE IT RESOLVED, that the Plan be amended as follows:

1. The last sentence of Section 8.10(a) of the Plan is hereby deleted in its entirety and replaced with the following:

“Notwithstanding the foregoing, effective with respect to any grant of Profits Interest Units to an Independent Director pursuant to this Section 8.10 on or after the Company’s 2009 annual meeting of stockholders, such Independent Director may elect in advance to receive in lieu thereof an equivalent number of shares of Restricted Stock which shall be subject to the same vesting schedule as would have applied to the corresponding grant of Profits Interest Units. Notwithstanding the foregoing, in the event that an Independent Director does not qualify as an “accredited investor” within the meaning of Regulation D of the Securities Act of 1933, as amended, on the date of any grant of Profits Interest Units to such Independent Director pursuant to this Section 8.10, then such Independent Director shall not receive such grant of Profits Interest Units, and in lieu thereof shall automatically be granted an equivalent number of shares of Restricted Stock which shall be subject to the same vesting schedule as would have applied to the corresponding grant of Profits Interest Units.”

2. This Second Amendment shall be and is hereby incorporated in and forms a part of the Plan.

3. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein.

[SIGNATURE PAGE FOLLOWS]

I hereby certify that the foregoing Second Amendment was duly adopted by the Board of Directors of Digital Realty Trust, Inc. on April 28, 2009.

Executed on this 28th day of April, 2009.

/s/ Joshua A. Mills
Assistant Secretary

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